                                                                    Exhibit 32.1

                                  CERTIFICATION
                          ACCOMPANYING FORM 10-Q REPORT
                         OF COLLINS & AIKMAN CORPORATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
            (CHAPTER 63, TITLE 18 U.S.C. SUB-SECTION 1350(A) AND (B))

     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Chapter 63,Title
18 U.S.C. sub-sections 1350(a) and (b)), each of the undersigned hereby certifies that the Report on Form 10-Q for the period ended June 30, 2004 of
Collins & Aikman Corporation (the "Company") fully complies with the requirements of Section 13(a) or a Section 15(d) of the Securities Exchange Act
of 1934 and that the information contained in such Report fairly presents, in all material respects, the financial condition and results of operations of the
Company.

Dated: August 2, 2004                                      /s/ David A. Stockman
                                                           ---------------------
                                                               David A. Stockman
                               Chairman of the Board and Chief Executive Officer

Dated: August 2, 2004                                       /s/ J. Michael Stepp
                                                            --------------------
                                                                J. Michael Stepp
                                       Vice Chairman and Chief Financial Officer